UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2019

Energizer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive

St. Louis, Missouri 63141

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 2, 2019, pursuant to the escrow arrangements previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2018, the net proceeds of $1,252.0 million (the “Note Proceeds”) from the issuance and sale of $500.0 million aggregate principal amount of 6.375% Senior Notes due 2026 (the “US Notes”) by Energizer Gamma Acquisition, Inc. (“EGAI”), a wholly-owned subsidiary of Energizer Holdings, Inc., a Missouri corporation (the “Company”), and the €650.0 million aggregate principal amount of 4.625% Senior Notes due 2026 (the “EUR Notes”) by Energizer Gamma Acquisition B.V., a wholly-owned indirect subsidiary of the Company, together with accumulated interest, were released from escrow.

Also on January 2, 2019, pursuant to the escrow arrangements previously reported in the Company’s Current Report on Form 8-K filed with the SEC on December 17, 2018, the net proceeds of $1,205.4 million (“Term Loan Proceeds” and, together with the Note Proceeds, the “Debt Proceeds”) from the borrowings under the term loan facilities under the credit agreement entered into by EGAI (the “New Credit Agreement”) were released from escrow.

Approximately $1,956.2 million of the Debt Proceeds were used to pay the purchase price of the acquisition of the GBL Business (as defined below) and approximately $648.9 million of the Debt Proceeds were used to repay in full the debt outstanding under the Company’s credit agreement dated as of June 30, 2015, as amended, with the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Existing Agreement”), as a result of which such Existing Agreement was terminated.

Also on January 2, 2019, in connection with the completion of the Acquisition, EGAI merged with and into the Company, with the Company as the surviving corporation. As a result of the merger, the Company became the borrower under the New Credit Agreement and the obligor under the US Notes. In addition, the Company became a guarantor of the EUR Notes and each of the domestic restricted subsidiaries of the Company that is a borrower or guarantor under the New Credit Agreement became guarantors of the US Notes and the EUR Notes pursuant to supplemental indentures.

The foregoing description of certain agreements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, such agreements, copies of which are filed with this Current Report on Form 8-K as exhibits and incorporated by reference herein.

Item 1.02	Termination of a Material Contract.

The information set forth in Item 1.01 above is incorporated herein by reference. A brief description of the material terms of the Existing Agreement is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which description is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report filed on Form 8-K with the SEC on November 15, 2018, the Company entered into an Amended and Restated Acquisition Agreement (the “GBL Amended Agreement”) with Spectrum Brands Holdings, Inc., a Delaware corporation (“Spectrum”) on November 15, 2018.

On January 2, 2019, pursuant to the terms and conditions of the GBL Amended Agreement, the Company completed its previously announced acquisition of the global battery, lighting and portable power business (the “GBL Business”) from Spectrum for approximately $2.0 billion US dollars.

The foregoing description of the GBL Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the GBL Amended Agreement filed on the Current Report on Form 8-K filed by the Company on November 15, 2018, which agreement is incorporated herein by reference in its entirety.

The exhibits filed herewith have been attached to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company, Spectrum or the GBL Business. In particular, the assertions embodied in the representations and warranties in the GBL Amended Agreement were made as of a specified date, are modified or qualified by information in a confidential disclosure letter prepared in connection with the execution and delivery of the GBL Amended Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the GBL Amended Agreement are not necessarily characterizations of the actual state of facts about the Company, Spectrum, or the GBL Business at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A press release related to the matters described in Item 2.01 of this Current Report on Form 8-K is included in Exhibit 99.1. The information furnished pursuant to this Item 7.01, including exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(d) Exhibits.

The following exhibits are attached hereto:

Exhibit Number	Description of Exhibit

2.1	Amended and Restated Acquisition Agreement, dated as of November 15, 2018, by and between Energizer Holdings, Inc. and Spectrum Brands Holdings, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed November 15, 2018).

4.1	Indenture, dated July 6, 2018, by and among Energizer Holdings, Inc, as successor by merger to Energizer Gamma Acquisition, Inc., the Guarantors party thereto from time to time and The Bank Of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed July 9, 2018).

4.2	Supplemental Indenture dated January 2, 2018, by and among Energizer Holdings, Inc, as successor by merger to Energizer Gamma Acquisition, Inc., the Guarantors party thereto from time to time and The Bank Of New York Mellon Trust Company, N.A., as Trustee

4.3	Form of 6.375% Senior Notes due 2026 (included in Exhibit 4.1) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed July 9, 2018).

4.4	Indenture, dated July 6, 2018, by and among Energizer Gamma Acquisition B.V., the Guarantors party thereto from time to time and The Bank Of New York Mellon Trust Company, N.A., as Trustee and Registrar, the Bank of New York Mellon, London Branch, as Paying Agent (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed July 9, 2018).

4.5	Supplemental Indenture dated January 2, 2019 by and between Energizer Gamma Acquisition B.V., the Guarantors party thereto from time to time and The Bank Of New York Mellon Trust Company, N.A., as Trustee and Registrar, the Bank of New York Mellon, London Branch, as Paying Agent.

4.6	Form of 4.625% Senior Notes due 2026 (included in Exhibit 4.3) (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed July 9, 2018).

10.1	Credit Agreement dated December 17, 2018 by and among Energizer Holdings, Inc. (as successor by merger to Energizer Gamma Acquisition, Inc.), each lender from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 17, 2018).

99.1	Press release dated January 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: January 2, 2019